               Section 240.14a-101  Schedule 14A.
          Information required in proxy  statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                    BUSH BOAKE ALLEN INC.
 .................................................................
     (Name of Registrant as Specified In Its Charter)


 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     .......................................................

     (4) Proposed maximum aggregate value of transaction:

     .......................................................

     (5)  Total fee paid:

     .......................................................

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:

          .......................................................

          (2) Form, Schedule or Registration Statement No.:

          .......................................................

          (3) Filing Party:

          .......................................................

          (4) Date Filed:

          .......................................................

[Logo]

                             BUSH BOAKE ALLEN INC.
                               7 MERCEDES DRIVE,
                              MONTVALE, N.J. 07645

                            ------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 6, 1998
                            ------------------------
     The Annual Meeting of Stockholders of Bush Boake Allen Inc. will be held at the Woodcliff Lake Hilton, 200 Tice Boulevard, Woodcliff Lake, New Jersey, on Wednesday, May 6, 1998, at 11:00 A.M., to consider and act upon the following:

          (1) The election of a Board of Directors for the ensuing year;

          (2) The ratification of the appointment by the Board of Directors of Price Waterhouse LLP as independent accountants for the year 1998;

          (3) The approval of the Bush Boake Allen Inc. 1994 Stock Option and Stock Award Plan;

          (4) The approval of the Bush Boake Allen Inc. Directors' Stock Option Plan; and

          (5) Such other matters as may properly come before the meeting.

     Only stockholders of record at the close of business on March 17, 1998 are entitled to notice of, and to vote at, the meeting.

     Your attention is directed to the accompanying proxy statement.

                                                 DENNIS M. MEANY
                                                 Secretary

Montvale, New Jersey
March 22, 1998

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES NO UNITED STATES POSTAGE. THE PROXY IS REVOCABLE AND YOU MAY VOTE YOUR SHARES IN PERSON IF YOU ATTEND THE MEETING AND WISH TO DO SO.

                             BUSH BOAKE ALLEN INC.
                               7 MERCEDES DRIVE,
                              MONTVALE, N.J. 07645

                       ---------------------------------
                                PROXY STATEMENT
                       ---------------------------------

                    ANNUAL MEETING OF STOCKHOLDERS FOR 1998

     The accompanying proxy is solicited by the Board of Directors of Bush Boake Allen Inc. ('BBA' or the 'Company') for use at the Annual Meeting of Stockholders to be held on Wednesday, May 6, 1998, and any adjournment thereof. Notice of Annual Meeting, proxy statement and proxy are being mailed to all stockholders on or about March 22, 1998. Proxies in the accompanying form which are properly executed will be voted and, if a choice is specified with respect to any matter to be acted upon, the shares will be voted in accordance with such specification. If a choice is not specified on such proxies, the shares will be voted in accordance with the recommendations of the Board of Directors as set forth on the accompanying proxy. Abstentions are counted for quorum purposes, but such a vote will not affect the determination of whether more votes have been cast in favor of a proposal than have been cast against it. A proxy may be revoked by the person giving it at any time before its exercise.

     The Board of Directors has fixed the close of business on March 17, 1998, as the record date for the determination of the stockholders entitled to notice of, and to vote at, the annual meeting. On February 25, 1998, there were 19,278,800 shares of common stock of the Company outstanding. Each share is entitled to one vote on each matter presented for a vote at the annual meeting.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

     Seven directors are to be elected to serve until the next Annual Meeting of stockholders and until their successors shall have been duly elected. The nominees will be elected if they receive a plurality of the votes cast by the shares entitled to vote at the Annual Meeting if a quorum (a majority of the votes entitled to be cast) is present in person or by proxy. All of the nominees listed below are currently members of the Board of Directors and were elected by the stockholders at the last annual meeting.

     Votes (other than votes withheld) will be cast pursuant to the accompanying proxy for the election of the nominees listed unless, by reason of death or other unexpected occurrence, one or more of such nominees shall not be available for election, in which event it is intended that such votes will be cast for a substitute nominee or nominees designated by the Board of Directors, or, if no substitute nominee or nominees are selected by the Board of Directors by the Annual Meeting, an appropriate candidate or candidates will be selected and appointed to fill the vacancy and to then serve until the next stockholders' meeting. The Board of Directors has no reason to believe that any of the nominees listed will not be available for election as a director.

     The names of the directors and nominees, their ages, their principal occupations during at least the past five years, other directorships held and certain other biographical information are set forth below.

     PETER L. ACTON, 51, has been a Director of the Company since November 1994. He is Vice President and General Manager of the Chemical Products Division of Union Camp Corporation (a manufacturer of paper, paperboard, packaging, and wood and chemical products) ('Union Camp'). Prior to December 1995, Mr. Acton was General Manager of the Chemical Products Division of Union Camp.

     JULIAN W. BOYDEN, 53, has been a Director, President and Chief Executive Officer of the Company since February 1994 and Chairman of the Board of the Company since January 1, 1997. Prior to February 1994, Mr. Boyden was a Vice President of Union Camp since January 1991 and the General Manager of the Company since January 1989. Mr. Boyden has been associated with the Company since 1968.

     THOMAS R. CRANE, JR., 57, has been a Director of the Company since June 1994 and is Chairman of the Audit Committee and a member of the Compensation Committee. From January 1,

1987 until January 31, 1998, Mr. Crane was a Director, President and Chief Executive Officer of Castrol North America Holdings Inc. (a manufacturer and marketer of motor oil and other lubricants) and also a Director of various affiliates of Castrol North America.

     L. ROBERT PFUND, 61, has been a Director of the Company since July 1995 and is a member of the Audit Committee and the Compensation Committee. Mr. Pfund retired in 1993 from the position of Corporate Group Vice President of Avon Products, Inc. (a manufacturer and marketer of fragrances and cosmetics), which position he held since 1990. Mr. Pfund is also a Director of Techart, Inc. and a Trustee on the Board of TheValley Hospital in Ridgewood, New Jersey.

     JAMES M. REED, 65, has been a Director and Vice Chairman of the Board of the Company since February 1994. He was the Vice Chairman of the Board and the Chief Financial Officer of Union Camp from April 1993 until June 1997 and Vice Chairman and Chief Administrative Officer from June 1997 until his retirement from active employment with Union Camp in November 1997. Prior to that, Mr. Reed was an Executive Vice President and the Chief Financial Officer of Union Camp. Mr. Reed is also a Director of Martin Marietta Materials, Inc.

     GEORGE J. SELLA, JR., 69, has been a Director of the Company since February 1994 and is Chairman of the Compensation Committee and a member of the Audit Committee. Mr. Sella retired in March 1993 from the positions of Chairman of the Board and Chief Executive Officer of American Cyanamid Company (a research-based biotechnology company), which positions he held since January 1991. Mr. Sella is a Director of The Equitable Life Assurance Society of the United States, The Equitable Companies Incorporated, Coulter Pharmaceutical and Union Camp.

     WILLIAM H. TRICE, 64, has been a Director of the Company since February 1994 and was Chairman of the Board of Directors of the Company from that time until December 31, 1996. Mr. Trice was Executive Vice President of Union Camp from 1985 until his retirement from active employment on December 31, 1996.

                       BOARD OF DIRECTORS AND COMMITTEES

     In 1997, the Board of Directors held five meetings. Directors are reimbursed for their expenses associated with each meeting attended. The directors who are not officers or employees of the Company or Union Camp received as compensation for their services in 1997 an annual retainer of $15,000 and fees of $1,000 for each Board meeting and $750 for each Committee meeting attended. In addition, a $1,000 annual Committee Chairperson retainer is paid. On February 17, 1998, in response to the report of an independent compensation consultant which found compensation to eligible Board members to be below competitive levels, the Board of Directors adopted, subject to shareholder approval (see Proposal 4 below), a Directors' Stock Option Plan. If this proposal is approved by shareholders, a grant consistent with the recommendation of the independent compensation consultant to eligible directors in 1998 is anticipated. Directors who are officers or employees of the Company or Union Camp do not receive any additional compensation (and will not be eligible to receive options under the Directors' Stock Option Plan) by reason of their membership on, or attendance at meetings of, the Board.

     The Board of Directors has appointed an Audit Committee and a Compensation Committee, which are composed entirely of directors who are not officers or employees of the Company or Union Camp.

     The Audit Committee held two meetings during 1997. Generally, the Audit Committee (i) recommends to the Board of Directors the independent accountants to be appointed for the Company, (ii) meets with the independent accountants, the chief internal auditor and corporate officers to review matters relating to corporate financial reporting and accounting procedures and policies, adequacy of financial, accounting and operating controls and the scope of the audits of the independent accountants, (iii) reviews and reports on the results of such audits to the Board of Directors and (iv) submits to the Board of Directors its recommendations relating to financial reporting and accounting practices and policies and financial accounting and operating controls.

     The Compensation Committee held three meetings during 1997. Generally, the Compensation Committee (i) reviews the compensation plans and sets the compensation for executive officers of the Company, (ii) awards incentive compensation and bonuses to executive officers of the Company and

(iii) administers the Company's stock option and stock award plan and awards options, restricted stock, stock appreciation rights and bonuses payable in stock.

     The Company's bylaws provide that any stockholder who wishes to nominate any person for election as a director at the Annual Meeting must give the Company's Secretary written notice of such intent at least sixty (60) days in advance of the date established in the bylaws as the day of the Annual Meeting (the first Wednesday in May of each year). Such notice must contain the information required by the bylaws including information regarding such person to be nominated as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the person been nominated by the Board of Directors.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     To the knowledge of the Company, and based on a review of filings on
Schedule 13G and Schedule 13D in February 1998 with the Securities and Exchange Commission, no person or group owned beneficially more than five percent of the outstanding Common Stock of the Company except:

                                                            AMOUNT AND NATURE
                                                              OF BENEFICIAL      PERCENT
TITLE OF CLASS     NAME AND ADDRESS OF BENEFICIAL OWNER       OWNERSHIP(1)       OF CLASS
---------------    -------------------------------------    -----------------    --------

    Common         Union Camp Corporation(2)                    13,150,000         68.21
                     1600 Valley Road
                     Wayne, N.J. 07470

------------

(1) As used in this proxy statement, 'beneficially owned' or words of similar import mean the sole or shared power to direct the voting of a security or the sole or shared power to direct the disposition of a security.

(2) Union Camp owns these shares through its wholly-owned subsidiary, Union Camp Patent Holdings, Inc.

                        SECURITY OWNERSHIP OF MANAGEMENT
                            AS OF DECEMBER 25, 1997

                                                  AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP
                                                  ------------------------------------------
                                                      BBA          PERCENT          UCC          PERCENT
           NAME OF BENEFICIAL OWNER               COMMON(1)(2)     OF CLASS     COMMON(3)(4)     OF CLASS
-----------------------------------------------   ------------    ----------    ------------    ----------

Peter L. Acton.................................        1,300            *           24,000           *
Julian W. Boyden...............................       44,076            *           14,550           *
Fred W. Brown, Jr..............................       20,150            *            3,790           *
Thomas R. Crane, Jr............................        2,500            *                0           *
James H. Dunsdon...............................       18,000            *                0           *
P. C. Mathew...................................       22,000            *            5,600           *
L. Robert Pfund................................        2,000            *                0           *
James M. Reed..................................        5,000            *          142,405           *
George J. Sella, Jr............................        3,500            *            2,408           *
Peter A. Thorburn..............................       18,800            *            5,648           *
William H. Trice...............................       11,000            *          102,577           *
Directors & Executive Officers as a Group (19
  Persons).....................................      220,264         1.14          312,094           *

------------

* Less than one percent of the BBA common shares outstanding and less than one percent of the UCC Common shares outstanding.

(1) BBA common stock.

                                              (footnotes continued on next page)

(footnotes continued from previous page)

(2) The shares shown as beneficially owned include the number of shares of BBA common stock that directors and executive officers had the right to acquire within 60 days after December 25, 1997 pursuant to unexercised options under BBA stock option plans as follows: 39,076 shares for Mr. Boyden, 19,000 shares for Mr. Brown, 18,000 shares for Mr. Dunsdon, 18,000 shares for Mr. Mathew, 18,000 shares for Mr. Thorburn and 179,814 shares for all directors and executive officers as a group (19 persons).

(3) Union Camp common stock.

(4) The shares shown as beneficially owned include the number of shares of UCC common stock that directors and executive officers had the right to acquire within 60 days after December 25, 1997 pursuant to unexercised options under Union Camp stock option plans as follows: 24,000 shares for Mr. Acton, 13,000 shares for Mr. Boyden, 2,950 shares for Mr. Brown, 5,600 shares for Mr. Mathew, 102,619 shares for Mr. Reed, 5,600 shares for Mr. Thorburn, 84,629 shares for Mr. Trice and 247,898 for all directors and executive officers as a group (19 persons). The shares shown include 7,210 shares held in a family trust by Mr. Trice in which he is a trustee.

                             EXECUTIVE COMPENSATION

     The following table shows information with respect to the annual and long-term compensation for services in all capacities to the Company and its subsidiaries during the Company's fiscal year which ended December 25, 1995, 1996 and 1997, paid or accrued to the chief executive officer and the other four most highly compensated executive officers of the Company.

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG-TERM
                                                                                     COMPENSATION
                                                                                   ----------------
                                                ANNUAL COMPENSATION
                                    -------------------------------------------         AWARDS
                                                                   OTHER ANNUAL    ----------------    ALL OTHER
                                                                   COMPENSATION      OPTIONS/SARS     COMPENSATION
   NAME AND PRINCIPAL POSITION      YEAR     SALARY($)  BONUS($)       ($)         (# OF SHARES)(3)      ($)(4)
----------------------------------  ----     --------   --------   ------------    ----------------   ------------

Julian W. Boyden .................  1997     $410,000   $255,400            0            25,740         $ 21,897
  President and Chief Executive     1996      380,000    205,399            0                 0           20,550
  Officer                           1995      350,000    214,083            0             3,076           12,614
James H. Dunsdon .................  1997      240,000    120,800            0            12,090            3,600
  Executive Vice President          1996(1)   185,554     57,971            0                 0            1,749
                                    1995(2)   146,280     73,889            0                 0            1,534
P. C. Mathew .....................  1997      227,700     94,000            0             7,310           11,254
  Vice President, Aroma and         1996      220,000     88,901     $ 64,004                 0            9,900
  Terpene Chemicals                 1995(2)   137,772    106,266       81,716                 0            1,406
Peter A. Thorburn ................  1997      217,300     94,000            0             6,570           11,892
  Vice President, Chemical Sales    1996      211,000     84,033            0                 0           11,472
                                    1995(2)   184,604    102,909            0                 0            4,784
Fred W. Brown, Jr ................  1997      187,300     83,000            0             6,570            9,145
  Vice President and Chief          1996      175,000     68,892            0                 0            8,682
  Financial Officer                 1995      153,750     82,790            0                 0            4,613

------------

(1) Compensation was converted into U.S. dollars from pounds sterling at a rate of U.S. $1.56/`L'.

(2) Compensation was converted into U.S. dollars from pounds sterling at a rate of U.S. $1.59/`L'.

(3) 1994 option awards constituted a grant for the years 1994, 1995 and 1996.

(4) The compensation reported represents (i) Company contributions under the Union Camp Salaried Employees Savings and Investment Plan in 1995 and through June 30, 1997 and, thereafter, under its replacement, the Bush Boake Allen Inc. Employees Savings and Investment Plan and (ii) amounts imputed or credited to the named executive officer for premiums paid for group life insurance. The

                                              (footnotes continued on next page)

(footnotes continued from previous page)
    Company contributions during 1997 pursuant to the Employee Savings and Investment Plans were as follows: $18,000 for Mr. Boyden, $3,600 for Mr. Dunsdon, $8,243 for Mr. Brown, $10,131 for Mr. Mathew and $9,684 for Mr. Thorburn. The amounts imputed or credited for life insurance premiums were as follows: $3,897 to Mr. Boyden, $1,123 to Mr. Mathew, $2,209 to Mr. Thorburn and $902 to Mr. Brown.

                     OPTIONS AND STOCK APPRECIATION RIGHTS

     The following two tables summarize option grants to, and exercises by, the executive officers named in the Summary Compensation Table during 1997 and the value of the options held by them as of December 25, 1997. No stock appreciation rights were granted in 1997.

                           OPTION/SAR GRANTS IN 1997

                                                                                                POTENTIAL REALIZABLE
                                     INDIVIDUAL GRANTS                                                 VALUE
-------------------------------------------------------------------------------------------      AT ASSUMED ANNUAL
                                                    % OF TOTAL                                         RATES
                                     NUMBER OF       OPTIONS/                                      OF STOCK PRICE
                                     SECURITIES        SARS       EXERCISE(2)                       APPRECIATION
                                     UNDERLYING     GRANTED TO      OR BASE                      FOR OPTION TERM(3)
                                    OPTIONS/SARS    EMPLOYEES        PRICE       EXPIRATION    ----------------------
              NAME                   GRANTED(1)      IN 1997        ($/SH)          DATE        5%(4)        10%(5)
---------------------------------   ------------    ----------    -----------    ----------    --------    ----------

Julian W. Boyden.................      25,740          11.2          28.75          5/6/07     $465,379    $1,179,407
James H. Dunsdon.................      12,090           5.2          28.75          5/6/07      218,587       553,964
P. C. Mathew.....................       7,310           3.2          28.75          5/6/07      132,165       334,944
Peter A. Thorburn................       6,570           2.9          28.75          5/6/07      118,786       301,037
Fred W. Brown, Jr................       6,570           2.9          28.75          5/6/07      118,786       301,037

------------

(1) The options become exercisable three years from the date of grant, i.e., on May 6, 2000.

(2) The exercise price is the fair market value of the underlying stock on the date of the option grant.

(3) The dollar amounts under these columns are the result of calculations at an annual rate of 5% and 10% rates set by the SEC and are not intended to forecast possible future appreciation, if any, of Company Common Stock.

(4) Company Common Stock would be trading at $46.83 per share for the values shown to be realizable, an increase in stock price which would benefit all shareholders.

(5) Company Common Stock would be trading at $74.57 per share for the values shown to be realizable, an increase in stock price which would benefit all shareholders.

                    AGGREGATED OPTION/SAR EXERCISES IN LAST
               FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                  NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                                 UNDERLYING UNEXERCISED               IN-THE-MONEY
                                                    VALUE            OPTIONS/SARS AT             OPTIONS/SARS AT FISCAL
                                SHARES ACQUIRED    REALIZED        FISCAL YEAR-END (#)                YEAR-END ($)
            NAME                ON EXERCISE (#)      ($)        EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE(1)
-----------------------------   ---------------    --------    ---------------------------    ----------------------------

Julian W. Boyden.............          0               0              39,076/49,740                  $375,750/250,500
James H. Dunsdon.............          0               0              18,000/24,090                   187,875/125,250
P. C. Mathew.................          0               0              18,000/19,310                   187,875/125,250
Peter A. Thorburn............          0               0              18,000/18,570                   187,875/125,250
Fred W. Brown, Jr............          0               0              19,000/12,570                   130,188/ 90,875

------------

(1) Value is the difference between the market value of the Company's common stock on December 25, 1997, i.e., $26.4375 per share, and the exercise price.

                                 REPORT OF THE
                             COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

THE COMMITTEE'S FUNCTION

     The Compensation Committee (the 'Committee') is composed entirely of independent, non-employee directors. The Committee reviews and approves each element of the Company's executive compensation program and assesses the effectiveness of the program as a whole. The Committee approves the salaries of the Company's Chief Executive Officer (the 'CEO') and its other executive officers, makes awards to the CEO and other executive officers under the Bush Boake Allen Annual Executive Incentive Plan (the 'Annual Incentive Plan') and grants stock options under the 1994 Stock Option and Stock Award Plan (the 'Stock Option Plan').

OBJECTIVES OF THE EXECUTIVE COMPENSATION PROGRAM

     The executive compensation program is designed to: (a) attract, retain and motivate talented executives to work on behalf of stockholders, the Company's employees, customers and the communities within which the Company operates; (b) provide compensation at levels that are competitive with those provided in the various markets where BBA competes for executive resources; (c) place a significant portion of executive pay at risk; and (d) recognize and reward exceptional individual accomplishments. The Company's CEO participates in the same programs and receives compensation based on the same factors as the other executive officers.

     The Committee considered soon after it was formed the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code which was enacted in 1993. Under this provision, beginning in 1994 a publicly held corporation is not permitted to deduct compensation in excess of one million dollars per year paid to the CEO and the other executive officers named in the proxy statement except to the extent the compensation was paid under compensation plans meeting tax code requirements to be considered performance-based. The Committee noted that compensation paid in 1997 to its CEO and other named executive officers was fully deductible. The Committee determined that, in reviewing the design of and administering the executive compensation program, the Committee will attempt to preserve the Company's tax deductions for executive compensation unless this goal conflicts with the primary objectives of the Company's compensation program.

     The Committee also seeks an appropriate balance among program objectives. Particular attention is paid to the two key objectives discussed below.

     PROVIDING COMPETITIVE LEVELS OF COMPENSATION

     The Committee intends to provide the Company's CEO and its executives with total compensation that, at targeted levels of performance, according to an independent compensation consultant, is competitive with the average total compensation earned by executives who hold comparable positions or have similar qualifications in the flavor and fragrance and the aroma chemical industry and within general industry for companies of comparable size. Those companies include some of the companies which were selected on the basis of the business set forth in the Performance Graph below, but they also include companies in other businesses (regressed to comparable size) because competition for executives extends beyond the Company's current lines of business. To determine average competitive levels of base salary and target incentive compensation, the Committee regularly reviews information drawn from various sources, including proxy statements and industry surveys which are presented by an independent compensation consultant. The Committee then examines specific salary and target incentive recommendations for BBA's CEO and other executive officers, considering each position's relative content, accountability, scope of responsibility as well as the individual's performance and experience. While the targeted value of an executive's total compensation is generally set at average competitive levels, a large portion of an executive's compensation is at risk and will exceed or fall below the targeted levels depending on actual performance measured against predetermined objectives.

     ENSURING THAT INCENTIVE COMPENSATION VARIES WITH PERFORMANCE

     BBA's Annual Incentive Plan is designed to ensure that incentive compensation is predictable with the financial and strategic performance of the Company and/or its business units as measured against predetermined objectives which are approved annually by the Committee.

OVERVIEW OF EXECUTIVE COMPENSATION AND 1997 ACTIONS

     The Company's executive compensation program for its CEO and its executive officers including the four most highly compensated executive officers shown in the Summary Compensation Table (the 'named executive officers') has three principal elements: base salary, the Annual Incentive Plan and the Stock Option Plan. Following is an overview of each program element and actions taken in 1997.

BASE SALARY

     Base salaries are intended to be externally competitive and internally equitable. They reflect an individual's sustained performance and length of time in the position. Base salary levels are adjusted periodically based on an individual's performance and the external market. Base salaries are annually targeted at average base salary levels for similar positions in the flavor and fragrance and aroma chemical industry and within general industry for companies of comparable size. Base salaries may be less than or exceed the targeted averages if warranted by sustained performance.

     1997 Action: The base salary for executive officers for 1997 was considered and established by the Committee at its November 20, 1996 meeting. Recommendations for the 1997 base salaries for the executive officers other than the CEO were made by the CEO to the Committee based on his evaluation of the 1996 performance of each such officer in his current position. The base salary for the CEO for 1997 was determined by the Committee based on its evaluation of his performance as chief executive officer in 1996. The recommended base salaries for both the CEO and the other executive officers were also based on the salaries paid to other chief executive officers and executive officers at other companies as described under this caption 'Base Salary' as well as differing pay scales in different areas of the world. This data was presented by and discussed with an independent compensation consultant at the November 20, 1996 Committee meeting.

BUSH BOAKE ALLEN ANNUAL EXECUTIVE INCENTIVE PLAN

     The amount of the incentive targeted for the CEO and the Company's executive officers including the named executive officers under the Annual Incentive Plan is the average competitive annual incentive recommended by an independent compensation consultant based on the average annual incentive compensation paid to individuals in comparable positions by the comparable group referred to under the caption 'Providing competitive levels of compensation'. The incentive targeted is based on (i) the Company and/or key business units achieving their annual financial plan and (ii) the CEO and the named executive officers achieving predetermined operating or strategic goals that are established as part of the Company's annual planning and budgetary process. At the beginning of each year the Committee will review the operating or strategic goals established for the CEO and the named executive officers and the financial performance measures for the Company and its key business units.

     Executives' awards are tied to the financial performance measures most appropriate to their responsibilities. To reinforce the need for teamwork and focus attention on overall corporate objectives, all participants have a portion of their award tied to the financial performance measures for the Company as a whole. While the portion of the award based on financial performance measures for Mr. Boyden and Mr. Brown is determined solely by corporate earnings results, the other named executive officers have a portion of their awards based on financial performance measures linked to the performance of the key business units for which they are responsible.

     1997 Action: Incentive compensation for 1997 performance by the CEO and the Company's executive officers was awarded by the Committee in early 1998. The award process began in early 1997 when the Committee established financial performance measures for the CEO and executive officers. Since the Company's 1997 earnings results were less than the Company financial performance measure established, the portion of the targeted incentive based on Company financial performance measures was decreased. The earnings results of the key business units varied against the financial measures established. The executive officers responsible for these key business units had their targeted incentives adjusted accordingly.

     In addition, at the beginning of 1997, a number of specific operational and strategic goals were established and approved by the Committee. These goals were weighted and the CEO and the executive officers had to accomplish them in order to receive the targeted awards after those targeted awards were adjusted for achievement of the financial performance measure. The Committee regards the specific operational and strategic goals as competitively sensitive information. Since the CEO and named executive officers met some but not all of these goals, the Committee approved further adjustments of their incentives in accordance with each's performance.

1994 STOCK OPTION AND STOCK AWARD PLAN

     Stock options are the final element of the Company's compensation for its CEO and executive officers. The primary objective of issuing stock options is to encourage the CEO and the officers of the Company to maintain an equity interest in the Company and provide financial incentives linked to the future performance of the Company's common stock.

     1997 Action: The starting point for the determination of stock option awards for the CEO and the executive officers is the average competitive total compensation for comparable positions recommended by the independent compensation consultant (as discussed under the caption 'Providing competitive levels of compensation'). The Committee approved stock option grants in May 1997 based on the recommendation of the independent consultant. These grants were determined by offsetting the average competitive total compensation reported by the consultant, by the CEO's and executive officers' base salaries and the Annual Incentive Plan target awards. For this calculation, the expected present value of the stock option grants was determined by the independent consultant using a version of the Black-Scholes formula. The Committee expects to use the same methodology each year it grants options and does not consider the amount of stock options previously awarded in determining the size of a grant of stock options under the Stock Option Plan. The stock options granted to the CEO and the named executive officers in 1997 are shown in the Option Grants table.

SUMMARY

     The Company's emphasis on variable pay and the compensation programs' direct link to both short and long-term financial performance, as well as stock performance, tie executive pay to critical measures of corporate performance.

George J. Sella, Jr.
Thomas R. Crane, Jr.
L. Robert Pfund

                            STOCK PERFORMANCE GRAPH

     The graph below compares the cumulative total shareholder return of BBA common stock, the S & P 500 Composite -- 500 Stock Index and an index of a peer group, for the period of approximately forty-three and one-half months beginning on May 12, 1994, the date BBA common stock was registered under Section 12 of the Securities Exchange Act of 1934, as amended, and ending on December 25, 1997, the end of the Company's fiscal year (assuming that the value of the investment in BBA common stock and each index was $100 on May 12, 1994 and that all dividends were reinvested). The peer group index is comprised of the following companies: Alberto-Culver Company, Avon Products, Inc., Block Drug Company, Inc., Borden Inc. (from May 12, 1994 -- December 25, 1994, when it ceased to trade publicly), Church & Dwight Inc., Crompton & Knowles Corp., Ecolab Inc., Ethyl Corporation, Helene Curtis Industries, Inc. (from May 12, 1994 -- December 25, 1995, when it ceased to trade publicly), Hershey Foods Corp., International Flavors & Fragrances Inc., McCormick & Company, Inc., Morton International, Inc., NCH Corporation, Nalco Chemical Company, The Quaker Oats Company, Ralston Purina Company, Tambrands Inc. (from May 12,
1994 -- December 25, 1996, the last full year it traded publicly), Wm. Wrigley Jr. Company and W. R. Grace & Company. The performance of the peer group is weighted based on market capitalization.

                    TOTAL CUMULATIVE SHAREHOLDER RETURN FOR
                        PERIOD ENDING DECEMBER 25, 1997



                                    [GRAPH]

---------------------------------------------------------------------------------------------------------
                    May 12, 1994    Dec. 25, 1994     Dec. 25, 1995      Dec. 25, 1996      Dec. 25, 1997
---------------------------------------------------------------------------------------------------------
Bush Boake Allen       100.00          158.59            171.88             164.84             165.23
---------------------------------------------------------------------------------------------------------
S&P 500                100.00          105.16            143.65             180.27             227.95
---------------------------------------------------------------------------------------------------------
Peer Group             100.00          101.75            132.98             159.86             200.97
---------------------------------------------------------------------------------------------------------

                                RETIREMENT PLANS

     Mr. Boyden and other named executives, except Mr. Brown, participate in the BBA Pension Scheme and the BBA Executive Pension Scheme, as deferred members. As of February 1997, the BBA Executive Pension Scheme was merged with the larger BBA Pension Scheme (the 'Scheme'). The years of pensionable service credited under the Scheme are 31 for Mr. Boyden, 29 for Mr. Dunsdon, 18 for Mr. Thorburn and 14 for Mr. Mathew.

     The Scheme is a defined benefit arrangement, funded solely by company contributions, and is exempt approved under the United Kingdom Income & Corporation Taxes Act 1988. An enhanced level of benefit is granted, at the discretion of the company, to a limited number of executives who have attained a predetermined employment grade based primarily on the level of job responsibility. The participants who have been granted enhanced benefits are Mr. Boyden and the other named executives, except Mr. Brown, and three other executives based in the United Kingdom.

     The calculation of benefits under the Scheme is directly linked to pensionable service and final average compensation, which includes base salary, bonuses, and certain taxable benefits in kind, received by the member during the 36 consecutive most highly compensated months of the 120 months preceding retirement (the 'Final Pensionable Salary').

     The amount of benefit provided for participating members is 1.6667% of Final Pensionable Salary for each year, and completed months of pensionable service, subject to the benefits payable not exceeding limits imposed by the UK Inland Revenue regulations, which are reflected in the table shown below.

     The table shows the approximate pension payable under the Scheme and assumes retirement at age 65 and Final Pensionable Salary and years of pensionable service in the classifications indicated.

                               BBA PENSION SCHEME
                      APPROXIMATE ANNUAL PENSION AT AGE 65

                                                         YEARS OF SERVICE
                               --------------------------------------------------------------------
  FINAL PENSIONABLE SALARY        15          20          25          30          35          40
----------------------------   --------    --------    --------    --------    --------    --------

$100,000....................   $ 25,000    $ 33,300    $ 41,700    $ 50,000    $ 58,300    $ 66,700
 200,000....................     50,000      66,700      83,300     100,000     116,700     133,000
 300,000....................     75,000     100,000     125,000     150,000     175,000     200,000
 400,000....................    100,000     133,300     166,700     200,000     233,300     266,700
 500,000....................    125,000     166,700     208,300     250,000     291,700     333,300
 600,000....................    150,000     200,000     250,000     300,000     350,000     400,000
 700,000....................    175,000     233,300     291,700     350,000     408,300     466,600

     The calculation of the amounts shown above assumes that employees remain in service of the company until age 65 and that the Scheme continues in its present form. The employee receives the benefit shown for life and a surviving spouse receives a benefit of fifty percent of such amount for life following the employee's death after retirement.

     The Pension Plan for Eligible Employees of BBA in the United States (the 'Retirement Plan') in which Messrs. Boyden, Brown, Dunsdon, Mathew and Thorburn participate is a defined benefit plan and is funded solely by Company contributions. The calculation of benefits under the Retirement Plan is based upon final average earnings. Final average earnings are determined by dividing by five the sum of all compensation, including base salary, bonuses, taxable benefits in kind and any vacation payments, received by the member during the 60 consecutive most highly compensated months of the 120 months preceding retirement (the 'Final Average Earnings'). The amount of the retirement benefit provided to a participating employee under the Retirement Plan equals the product of the sum of 1.05% of the participating employee's Final Average Earnings plus .45% of those Final Average Earnings in excess of the average applicable Social Security wage base at the date of retirement, multiplied by the number of years of credited service of the employee with the Company. Benefits under the Retirement Plan are not subject to any deduction for Social Security benefits or other offset amounts. To the extent that retirement benefits payable exceed limitations imposed by the Internal Revenue Code of 1986, as amended (the 'Code'), with respect to payments from tax qualified trusts, such excess amounts will not be paid from a qualified trust fund, but will be paid by the Company on an unfunded basis out of its general assets.

     The following table shows the approximate annual pension payable under the Retirement Plan to Messrs. Boyden, Brown, Dunsdon, Mathew and Thorburn assuming retirement at age 65 and Final Average Earnings and years of service in the classifications indicated.

                              BBA RETIREMENT PLAN
                      APPROXIMATE ANNUAL PENSION AT AGE 65

                                                     YEARS OF SERVICE
  FINAL AVERAGE      --------------------------------------------------------------------------------
     EARNINGS           10          15          20          25          30          35          40
------------------   --------    --------    --------    --------    --------    --------    --------

$100,000..........   $ 13,700    $ 20,500    $ 27,400    $ 34,200    $ 41,000    $ 47,900    $ 54,700
 200,000..........     28,700      43,000      57,400      71,700      86,000     100,400     114,700
 300,000..........     43,700      65,500      87,400     109,200     131,000     152,900     174,700
 400,000..........     58,700      88,000     117,400     146,700     176,000     205,400     234,700
 500,000..........     73,700     110,500     147,400     184,200     221,000     257,900     294,700
 600,000..........     88,700     133,000     177,400     221,700     266,000     310,400     354,700
 700,000..........    103,700     155,500     207,400     259,200     311,000     362,900     414,700

     The calculation of the amounts shown above assumes that these executives remain in the service of the Company until age 65, that the retirement programs are continued in their present form and that each of them receives the benefits in the form of a single life annuity. As of December 25, 1997, Messrs. Boyden and Thorburn were each credited with three years, Mr. Mathew credited with two years, Mr. Dunsdon credited with one year, and Mr. Brown credited with 26 years, of vested service under the Retirement Plan.

SEVERANCE ARRANGEMENTS

     The individuals named in the Summary Compensation Table and six other executive officers have executed individual severance agreements with the Company. Each agreement provides that if, during the thirty month period following a change in control of the Company or Union Camp, the Company terminates the executive's employment without 'cause' (other than for 'disability') or the executive terminates his employment for 'good reason' (as such terms are defined in the severance agreements), the executive will receive from the Company as a severance benefit a lump sum payment equal to two and one-half times the sum of such executive's annual salary and two and one-half times the amount of his normal bonus opportunity (as such term is defined in the severance agreements). An executive officer would also be entitled to continue to receive certain welfare insurance benefits for thirty months. The Company will also make an additional payment to the executive to ensure that the components of the severance benefit described above that are multiples of salary and bonus will not be subject to net reduction due to the imposition of excise taxes under section 4999 of the Code. The individual severance agreements provide for the distribution to the executives of their benefits under the Company's Supplemental Retirement Plan promptly following both a change in control of the Company or Union Camp and termination, as noted above.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     The discussion set forth below includes summaries of significant terms of various agreements between the Company and Union Camp and between the Company and certain of the Company's officers and directors.

EMPLOYMENT CONTRACTS

     As partial consideration for Messrs. Dunsdon, Mathew, Wright (Vice President, Commerce and Technology) and Thorburn's acceptance of positions requiring relocation to the United States, the Company agreed that if their employment is terminated during the initial three years after relocation (other than for voluntary resignation, retirement, death or disability) they shall receive six months salary (twelve months for Mr. Dunsdon) in lieu of notice.

TRANSACTIONS WITH PRINCIPAL STOCKHOLDER

     The Company and Union Camp have entered into various agreements described below which initially provided for the transition of the Company from a wholly-owned subsidiary of Union Camp to a public company and which govern certain ongoing relationships between the Company and Union Camp.

     Services Agreement. Prior to the initial public offering of the Company's common stock, Union Camp provided to the Company certain administrative services, including treasury activities, employee benefit administration, human resource administration, environmental, tax, risk management, legal, accounting, safety and health administration, transportation logistics, corporate communication and research and development activities. The Company has entered into a Services Agreement with Union Camp under which Union Camp has agreed to continue to make these services available to the Company. Union Camp or BBA may terminate any or all of the services covered by the Services Agreement upon ninety days prior written notice, except for research and development services which will require two years prior written notice. The obligations of Union Camp under the Services Agreement will be subject to the reasonable demands and requirements of the Company's ongoing operations. Union Camp may provide for independent subcontractors to perform the work if it is unable to do so itself. The rates charged by Union Camp to the Company approximate the fair market value of the services to be provided by the Company. None of these services agreements have been terminated through the end of 1997.

     Technology Agreement. Union Camp and BBA have each granted (or caused one or more of their subsidiaries to grant) to each other an irrevocable, non-exclusive, royalty-free license to use their respective patents, patent applications, know-how and trademarks that are used or useful in their respective businesses.

     Supply Agreement. The Company and Union Camp have entered into a Supply Agreement relating to the terms and conditions pursuant to which the Company will purchase turpentine from Union Camp as well as the procurement of turpentine by Union Camp from other sources for sale to the Company, in each case at approximately fair market value.

     Tax Allocation Agreement. The Company has entered into a tax allocation agreement with Union Camp. Under terms of this agreement Union Camp and the Company agree to mutually indemnify each other against potential claims, assessments or adjustments made by any taxing authority with respect to any tax position taken by the Company or Union Camp for periods prior to the initial public offering of the Company's common stock.

     Cross-Indemnification Agreement. The Company and Union Camp have entered into an agreement whereby each party will indemnify the other party against liabilities relating to the business of the indemnifying party as it has been conducted prior to the initial public offering of the Company's common stock, including Union Camp's agreement to indemnify the Company against all liabilities relating to the operations and business of the Company's Jacksonville facility at any time up to and including December 31, 1986, after which date the Jacksonville facility was operated as part of BBA.

     Registration Rights Agreement. The Company and Union Camp have entered into a Registration Rights Agreement pursuant to which the Company has granted certain registration rights to Union Camp and certain of its affiliates with respect to the shares of common stock of the Company owned by Union Camp or acquired by any such affiliate from Union Camp following the public offering of Company common stock. In the event that the Company proposes to register any of its shares of common stock for sale under the Securities Act of 1933, as amended (the 'Securities Act'), Union Camp is entitled to require the Company to include all or a portion of the shares of common stock of the Company held by Union Camp or its affiliates, subject to the restrictions set forth in the Registration Rights Agreement. Union Camp also has the right to require that the Company register all or a portion of the common stock of the Company held by Union Camp or its affiliates for sale under the Securities Act three times, subject to the terms of the Registration Rights Agreement. The Company's obligations are subject to limitations relating to a minimum number of shares of common stock of the Company required for any such registration, the timing of registration and other similar matters. The Company is obligated to pay all expenses incidental to any such registration, excluding underwriters' discounts and certain legal fees and expenses. The Company has agreed to indemnify Union Camp for certain liabilities, including liabilities under the Securities Act, in connection with any such registration. Under the Registration Rights Agreement, Union Camp and certain of its affiliates have the right to transfer their respective rights to a transferee other than pursuant to a public offering.

      PROPOSAL 2 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     Price Waterhouse LLP has been recommended by the Audit Committee and appointed by the Board of Directors, subject to ratification by the stockholders, to make an examination of the consolidated balance sheet of the Company and its consolidated subsidiaries as of December 25, 1998 and the related consolidated statements of income and cash flows for the year ended December 25, 1998, and for such other purposes incidental thereto as may be required. Price Waterhouse LLP has been the Company's independent accountants since it became a public company in May 1994 and, prior to that, since its acquisition by Union Camp in 1982.

     The Company expects that a representative of Price Waterhouse LLP will be present at the meeting and will be available to respond to appropriate questions from stockholders. The representative from Price Waterhouse LLP will have an opportunity to make a statement at the meeting if he so desires.

     The Board of Directors recommends that you vote FOR this proposal. The accompanying proxy will be voted FOR the proposal unless a contrary specification is made. The Proposal will have been adopted if more votes are cast in favor of it than are cast against it.

               PROPOSAL 3 -- APPROVAL UNDER IRC SECTION 162(m) OF
                             BUSH BOAKE ALLEN INC.
                     1994 STOCK OPTION AND STOCK AWARD PLAN

     A proposal will be presented at the Annual Meeting to approve the Company's 1994 Stock Option and Stock Award Plan, as amended, (the '1994 Plan'). The 1994 Plan was originally adopted by the Board of Directors of the Company on February 24, 1994, and approved by the Company's sole shareholder at the time, Union Camp Corporation, on May 4, 1994, prior to the initial public offering of the Company's shares. On December 1, 1996, the 1994 Plan was amended by the Board of Directors to permit immediate vesting of options granted in the event of a change of control (see Section 12 of the 1994 Plan in Exhibit A).

     Section 162(m) of the Internal Revenue Code ('Code') and the regulations thereunder limit a public company's tax deductions for compensation to the chief executive officer and the other executive officers named in the Company's Proxy Statement to the extent the individual's compensation exceeds $1,000,000. In accordance with the regulations under Section 162(m), approval of the Company's shareholders is being sought in order that compensation realized from the exercise of options granted to such individuals under the 1994 Plan will be exempt from this deduction limitation.

     The material features of the 1994 Plan are summarized below. This summary is qualified in its entirety by reference to the terms of the 1994 Plan, which is attached to this proxy statement as Exhibit A.

SUMMARY OF MATERIAL FEATURES OF THE 1994 PLAN

     Purposes of the 1994 Plan and Eligibility. The 1994 Plan is designed to promote the growth and profitability of the Company and its subsidiaries by giving key employees the opportunity to acquire a stock ownership interest in the Company. The 1994 Plan authorizes the Compensation Committee ('Committee') to grant incentive stock options or non-qualified stock options, or both, stock appreciation rights, awards of restricted stock, and bonuses payable in Company Common Stock, to those employees who the Committee, in its sole discretion, determines from time to time have the ability to make a substantial contribution to the growth and profitability of the Company or any of its subsidiaries. Key employees, including officers of the Company, are eligible to receive grants and awards under the 1994 Plan. Non-employee directors and Committee members are not eligible to participate in the 1994 Plan.

     Administration. The Committee is authorized to determine the term during which an option may be exercised, which may not be longer than ten years. No option is exercisable before six months from the date it was granted except in the case of death or certain tender offers, mergers, liquidation, dissolution or a change in control as described in the 1994 Plan. The Committee is also authorized to specify, in its sole discretion, the number of shares to be covered by each award as well as the option price, which may not be less than 100% of the fair market value of a share of Company Common Stock at the time the option is granted. The Committee has full power and authority to administer and interpret the 1994 Plan, and the Committee's interpretations, as well as its grants and awards, are final and conclusive.

     Shares Subject to the Plan. The total number of shares that may be granted or awarded under the 1994 Plan is 750,000 shares of Company Common Stock, plus an additional amount of shares of Company Common Stock on May 1 of each year, from May 1, 1995 to May 1, 2003 inclusive, equal to one percent (1%) of the number of shares of Company Common Stock outstanding on April 30 of such year ('Additional Annual Increment'), of which (i) 150,000 shares plus shares equal to twenty percent (20%) of each Additional Annual Increment may be awarded as restricted stock and (ii) no more than one million shares may be awarded as incentive stock options under Section 422 of the Code, all subject to adjustment as provided in the Plan.

     Payment of Exercise Price. The purchase price upon exercise of an option may be paid either in cash or in shares of Company Common Stock already owned by the optionee or a combination of cash and shares. No optionee shall have any rights to dividends or other rights of a shareholder with respect to shares subject to the option until the optionee has given written notice of exercise and has paid for such shares and applicable taxes thereon. The Committee may permit tax withholding obligations to be met by the withholding of Company Common Stock otherwise deliverable to the recipient pursuant to procedures approved by the Committee.

     Per Individual Limitation. No 1994 Plan participant may receive, over the term of the 1994 Plan, awards in the form of incentive stock options or options other than incentive stock options, to purchase more than 500,000 shares of Company Common Stock, subject to adjustment in accordance with the provisions of the 1994 Plan.

     Death, Disability and Retirement. If the optionee's employment is terminated by reason of death, retirement under a retirement plan of the Company or a subsidiary or permanent disability, as determined by the Committee, the optionee's option is exercisable until the expiration of the stated period of the option. Related stock appreciation rights are exercisable in such cases for three years, but not beyond the expiration of the option period. In all other cases, unless the Committee determines otherwise, options held by optionees terminate when the optionee's employment with the Company or a subsidiary terminates. No option is transferable except by will or by operation of the laws of descent and distribution and an option may be exercised during an optionee's lifetime only by the optionee.

     Adjustments. Subject to certain limitations, the 1994 Plan provides for adjusting the shares of Company Common Stock subject to outstanding awards, or the numbers, class or exercise prices thereof, in the event of a stock dividend, stock split, reverse split, subdivision, recapitalization, merger, consolidation, combination or exchange of shares, separation, reorganization or liquidation.

     Appreciation Rights. In the Committee's discretion, an option may provide a right to exercise such option without payment of the purchase price (a stock appreciation right). Upon exercise of such right, an optionee shall receive the number of whole shares of Company Common Stock, or, in the Committee's discretion, cash, determined by dividing the fair market value per share on the date of exercise into the excess of the aggregate fair market over the aggregate exercise price for the number of option shares covered by the exercise. The option is reduced by the number of shares with respect to which such rights are exercised which may not thereafter again be optioned.

     Limited Rights. The 1994 Plan provides that the Committee may, in its discretion, grant options containing provisions for limited rights, exercisable upon the occurrence of certain events and expiring thirty days thereafter, including consummation of a tender offer for at least 20% of the outstanding Company Common Stock, a proxy contest resulting in the replacement of a majority of the Company's Board of Directors, a merger or reorganization of the Company in which the Company does not survive or in which the shareholders of the Company receive stock or securities of another corporation or cash, a liquidation or dissolution of the Company, or similar events. Limited rights permit optionees to receive in cash either (i) for each share covered by an option the highest market price per share at which Company Common Stock traded on the New York Stock Exchange for the 60 days immediately preceding the exercise event (or, if such exercise event is a tender offer or exchange offer, the value per share set by the tenderor or offeror), or (ii) if provided by the Committee in its discretion at the time of grant, for each share covered by the option the highest market price per share at which Company Common Stock traded on the New York Stock Exchange on the date of exercise, less the option price per share specified in the option. Limited rights may not extend the exercise period of any option and, to the extent exercised, reduce the shares of Company Common Stock available under the 1994 Plan and the shares of such stock covered by the options to which the limited rights relate.

     Restricted Stock. The 1994 Plan provides that awards of restricted stock may be granted in addition to or in lieu of option grants. During a period set by the Committee at the time of each award of restricted stock, a restricted stock award recipient is prohibited from selling, transferring, pledging or assigning the shares of restricted stock unless the recipient dies or his employment terminates by reason of permanent disability, as determined by the Committee, or, if established by the Committee, by retirement under a retirement plan of the Company or a subsidiary, in which case, shares of restricted stock become free of all restrictions. Shares of restricted stock may be voted and, subject to certain limitations, holders of restricted stock may receive all dividends paid thereon. Unless the Committee determines otherwise, shares of restricted stock are forfeited and revert to the Company upon the recipient's termination of employment during the restriction period for any reason other than the recipient's death, permanent disability, as determined by the Committee, or, if established by the Committee, retirement under a retirement plan of the Company or a subsidiary.

     Change in Control. In the event of a 'change in control' as set forth in
Section 12 of the 1994 Plan, the 1994 Plan provides that (i) all restrictions on restricted stock previously awarded under the 1994 Plan shall lapse and (ii) all stock options and stock appreciation rights which are outstanding shall become immediately exercisable in full. In addition, the Committee may determine that outstanding options shall be adjusted and shall make such adjustments by substituting for Company Common Stock subject to options, stock or other securities of any successor to the Company.

     Bonuses Payable in Stock. In lieu of paying a cash bonus to employees eligible to participate in the 1994 Plan, the Committee, in its sole discretion, may pay bonuses in shares of unrestricted Company Common Stock or partly in shares of unrestricted Company Common Stock and partly in cash. The number of shares of Company Common Stock payable in lieu of cash shall be determined by dividing such bonus amount by the fair market value, as determined under the 1994 Plan, of one share of Company Common Stock on the date the bonus is payable. The Company shall withhold from any such bonus an amount of cash sufficient to meet tax withholding obligations.

     Amendments. The Board of Directors may amend, alter or discontinue the 1994 Plan, but no amendment may, without shareholder approval, increase the maximum number of shares for which options and awards may be granted, decrease the option price of an option to less than 100% of the fair market value of a share of Company Common Stock on the date of the granting of the option, change the class of persons eligible to receive options and other awards under the 1994 Plan, or extend the duration of the 1994 Plan. No award or option may be granted under the 1994 Plan after February 23, 2004, but awards or options theretofore granted may extend beyond that date.

     Option grants and awards under the 1994 Plan are not currently determinable since such grants and awards are based on discretionary determinations of the Committee.

FEDERAL INCOME TAX CONSEQUENCES

     Under the Code, the grant of options does not result in taxable income to the optionees or any tax deduction to the Company. However, the transfer of Company Common Stock to optionees upon exercise of their options may give rise to immediate or deferred taxable income to the optionees and may or may not give rise to tax deductions to the Company depending upon whether or not the options are incentive stock options. In general, the exercise of an incentive stock option is exempt from regular income tax (but not alternative minimum tax) and does not result in a tax deduction to the Company unless the optionee disposes of the Company Common Stock within two years of the grant of the option or within one year of the transfer of such Company Common Stock to the individual. On the other hand, the exercise of an option which is not an incentive stock option generally results in immediate taxable income to the optionee equal to the difference between the exercise price and the fair market value of the underlying shares and a corresponding tax deduction to the Company equal to the amount of ordinary income recognized by the individual for the taxable year in which the individual recognizes such income.

     The transfer of restricted stock to an employee is generally taxable to the employee and deductible by the Company when the restrictions lapse, unless the employee elects to be taxed at the time of transfer (without regard to the restrictions). The payment of bonuses in Company Common Stock is immediately taxable to the individual and deductible by the Company. The exercise of a stock appreciation right for Company Common Stock is generally taxable and deductible in the same manner as the exercise of an option which is not an incentive stock option.

     Section 162(m) limits the income tax deduction for publicly held companies to $1,000,000 in any tax year for compensation paid to each of the Chief Executive Officer and the other executive officers named in the Proxy Statement. This limitation applies to all deductible compensation including the deduction arising from the payment of incentive compensation. Various forms of compensation are exempt from this deduction limitation, including payments that are (i) subject to the attainment of pre-established, objective performance goals, (ii) established and administered by outside directors, and (iii) approved by shareholders. The Company believes compensation derived under the 1994 Plan, if

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approved by shareholders, will qualify for exemption from the operation of
Section 162(m) and, therefore, will be deductible by the Company.

     The Board of Directors recommends that you vote FOR the proposal. The accompanying proxy will be voted FOR the proposal unless a contrary specification is made. The 1994 Plan will be approved if more votes are cast in favor of it than are cast against it. Abstentions and broker non-votes are counted for quorum purposes, but are not votes cast and do not affect whether more votes have been cast in favor of the proposal than have been cast against it.

                PROPOSAL 4 -- APPROVAL OF BUSH BOAKE ALLEN INC.
                          DIRECTORS' STOCK OPTION PLAN

     A proposal will be presented at the meeting to approve the Bush Boake Allen Inc. Directors' Stock Option Plan (the 'Directors' Plan') which was adopted by the Board of Directors on February 17, 1998, subject to shareholder approval.

     The principal features of the Directors' Plan are summarized below. This summary is qualified in its entirety by reference to the terms of the Directors' Plan, which is attached to this proxy statement as Exhibit B. The Directors' Plan is intended to encourage directors who are not employees of the Company or Union Camp Corporation to acquire a proprietary interest in the future of the Company through the ownership of Company Common Stock. It is also expected that the Directors' Plan will encourage qualified persons to serve as directors of the Company.

SUMMARY OF MATERIAL FEATURES OF THE DIRECTORS' PLAN

     The Directors' Plan will be administered and interpreted by the Board of Directors of the Company ('Board'), including the determination as to when and to whom options will be granted and the number of shares to be included in each grant. Directors who are not employees of the Company or Union Camp Corporation are eligible to be granted options under the Directors' Plan. There are currently five such directors. The total number of shares that may be issued pursuant to options granted under the Directors' Plan is 100,000 shares of Company Common Stock subject to adjustments in accordance with the terms of the Directors' Plan. The Plan will continue until the earlier of termination by the Board (in which case outstanding options shall remain outstanding for the term of their grant) or the date when all shares covered by the Directors' Plan are purchased or all options have expired.

     The option price per share shall be as determined by the Board, although same may not be less than 100% of the fair market value of a share of Company Common Stock on the date the option is granted. The term shall be as determined by the Board but may not exceed 10 years. Options are immediately exercisable through the payment of cash and/or shares of Company Common Stock.

     Options are not transferable by the optionee other than by will or the laws of descent and distribution; provided, however, that the Board may, in its discretion, permit transfer to the optionee's immediate family or a trust or similar vehicle established solely for the benefit of such family members.

     Subject to certain limitations, the Directors' Plan provides for adjusting the shares of Company Common Stock subject to outstanding options, or the numbers or option prices thereof, in the event of a stock dividend, stock split, reverse split, subdivision, recapitalization, merger, consolidation, combination or exchange of shares, separation, reorganization or liquidation.

     The Board may amend, alter or discontinue the Directors' Plan, but no amendment may, without shareholder approval, increase the number of shares for which options may be granted or decrease the option price of an option to less than 100% of the fair market value of a share of Company Common Stock on the date of the granting of the option.

     The expected value of stock option grants is intended to be an amount which, when combined with other Board compensation, will put the total compensation of eligible Board members at a level which is competitive with comparable companies, all as determined by an independent compensation consultant. If the Directors' Plan is approved by stockholders, it is anticipated that during 1998 the Board will grant each eligible Director stock options with an expected value of $10,000 as determined using a version of the Black-Scholes formula.

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FEDERAL INCOME TAX CONSEQUENCES

     Under the Code, the grant of options does not result in taxable income to the optionees or any tax deduction to the Company. The exercise of an option generally results in ordinary taxable income to the optionee equal to the difference between the exercise price and the fair market value of the underlying shares, and a corresponding tax deduction to the Company equal to the amount of ordinary income recognized by the individual for the taxable year in which the individual recognizes such income.

     The Board of Directors recommends that you vote FOR the proposal. The accompanying proxy will be voted FOR the proposal unless a contrary specification is made. The Directors' Plan will be approved if more votes are cast in favor of it than are cast against it. Abstentions and broker non-votes are counted for quorum purposes, but are not votes cast and do not affect whether more votes have been cast in favor of the proposal than have been cast against it.

                                 OTHER MATTERS

     The Board of Directors has at this time no knowledge of any matters to be brought before the meeting other than those referred to above. The Company's bylaws provide that stockholders who wish to propose the transaction of any business at the annual meeting must give the Company's Secretary written notice of such intent containing the information required by the bylaws at least sixty
(60) days in advance of the day established by the bylaws as the date of the annual meeting (the first Wednesday in May). However, if any other matters properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote said proxy in accordance with their judgment on such matters.

                             STOCKHOLDER PROPOSALS

     Any proposal of a stockholder for presentation at the 1999 Annual Meeting of the Stockholders of the Company must be received by the Company not later than November 22, 1998 for inclusion in the Company's 1999 Proxy Statement and Proxy.

                                    EXPENSES

     All expenses in connection with solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by use of the mails, certain directors, officers and regular employees of the Company may solicit the return of proxies in person and by telephone and other means of telecommunication. The Company will reimburse brokers and other nominees for their expenses in forwarding soliciting materials to beneficial owners of the stock held of record by such persons.

                                          By Order of the Board of Directors
                                          DENNIS M. MEANY
                                          Secretary

March 22, 1998

                                       17


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                                                                       EXHIBIT A

                             BUSH BOAKE ALLEN INC.
                     1994 STOCK OPTION AND STOCK AWARD PLAN

1. PURPOSE

     The purpose of this 1994 Stock Option and Stock Award Plan (the 'Plan') is to encourage and enable selected officers and other key employees of Bush Boake Allen Inc. (the 'Company') and its subsidiaries to acquire a proprietary interest in the Company through the ownership of common stock of the Company. Such ownership will provide such employees with a more direct stake in the future welfare of the Company, and encourage them to remain with the Company and its subsidiaries. It is also expected that the Plan will encourage qualified persons to seek and accept employment with the Company and its subsidiaries. Pursuant to the Plan, such employees will be offered the opportunity to acquire such common stock through the grant of options, the award of restricted stock under the Plan, bonuses payable in stock or a combination thereof.

     As used herein, the term 'subsidiary' shall mean any present or future corporation which is or would be a 'subsidiary corporation' of the Company as the term is defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the 'Code').

2. ADMINISTRATION OF THE PLAN

     The Plan shall be administered by the Board of Directors of the Company or a Compensation Committee as appointed from time to time by the Board of Directors of the Company, which Compensation Committee shall consist of not less than two (2) members of such Board of Directors and shall be constituted so far as possible to permit the Plan to comply with the administration requirements of Rule 16b-3 (c) (2) (i) of the Securities Exchange Act of 1934, as it may be amended from time to time (the 'Exchange Act'); none of the members of the Compensation Committee shall be eligible to be granted options or awarded restricted stock under the Plan or receive bonuses payable in stock. No member of the Board of Directors shall be appointed to the Compensation Committee who has been granted an option, awarded restricted stock or received a bonus payment in stock under the Plan within one year prior to appointment. As used hereinafter the term 'Committee' shall mean (i) the Board of Directors of the Company at all times that a Compensation Committee is not in existence or (ii) the Compensation Committee at all times that a Compensation Committee is in existence.

     In administering the Plan, the Committee may adopt rules and regulations for carrying out the Plan. The interpretation and decision with regard to any question arising under the Plan made by the Committee shall be final and conclusive on all employees of the Company and its subsidiaries participating or eligible to participate in the Plan. The Committee may consult with counsel, who may be of counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.

     The Committee shall determine the employees to whom, and the time or times at which, grants or awards shall be made and the number of shares to be included in the grants or awards.

     Each option granted pursuant to the Plan shall be evidenced by an Option Agreement (the 'Agreement'). The Agreement shall not be a precondition to the granting of options; however, no person shall have any rights under any option granted under the Plan unless and until the optionee to whom such option shall have been granted shall have executed and delivered to the Company an Agreement. The Committee shall prescribe the form of the Agreement. A fully executed original of the Agreement shall be provided to both the Company and the optionee.

3. SHARES OF STOCK SUBJECT TO THE PLAN

     The total number of shares that may be optioned or awarded under the Plan is 750,000 shares of the $1.00 par value common stock of the Company (the 'Common Stock') plus an additional amount of shares on May 1 each year, from May 1, 1995 to May 1, 2003, inclusive, equal to one percent (1%) of

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the number of shares of Common Stock outstanding on the immediately preceding
April 30 (the 'Additional Annual Increment'), of which (i) 150,000 shares plus shares equal to twenty percent (20%) of each Additional Annual Increment may be awarded as restricted stock and (ii) no more than one million (1,000,000) shares may be awarded as Incentive Stock Options, as defined in Section 422 of the Code, except that, notwithstanding any of the foregoing limitations set forth in this Paragraph 3, said numbers of shares shall be adjusted as provided in Paragraph 12. Any shares subject to an option which for any reason expires or is terminated unexercised and any restricted stock which is forfeited may again be optioned or awarded under the Plan; provided, however, that forfeited shares shall not be available for further awards if the employee has realized any benefits of ownership from such shares. Shares subject to the Plan may be either authorized and unissued shares or issued shares acquired by the Company or its subsidiaries.

     No employee shall receive, over the term of the Plan, awards in the form of options, whether incentive stock options or options other than incentive stock options, to purchase more than 500,000 shares of Common Stock.

4. ELIGIBILITY

     Key employees, including officers, of the Company and its subsidiaries (but excluding members of the Committee) are eligible to be granted options and awarded restricted stock under the Plan and to have their bonuses payable in stock. The employees who shall receive awards or options under the Plan shall be selected from time to time by the committee, in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of shares to be covered by the award or awards and by the option or options granted to each such employee selected.

5. DURATION OF THE PLAN

     The Plan shall be adopted by the Board as of the date on which it is approved by a majority of the Company's stockholders, which approval must occur within the period ending twelve months after the date the Plan is adopted. The Plan shall terminate upon the earlier of the following dates or events to occur:

          (a) upon the adoption of a resolution of the Board terminating the Plan; or

          (b) ten years from the date of adoption of the Plan by the Board; or

          (c) the date all shares of Common Stock subject to the Plan shall have been purchased according to the Plan's provisions.

     No such termination of the Plan shall affect the rights of any Participant hereunder and all options previously granted and restricted stock and stock bonus awarded hereunder shall continue in force and in operation after the termination of the Plan, except as they may be otherwise terminated in accordance with the terms of the Plan.

6. TERMS AND CONDITIONS OF STOCK OPTIONS

     All options granted under this Plan shall be either Incentive Stock Options as defined in Section 422 of the Code or options other than Incentive Stock Options. Each such option shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith as the Committee shall determine.

          (a) The option price per share shall be determined by the Committee. However, the option price shall not be less than 100% of the fair market value at the time the option is granted, except, that, the initial grant of options may be at the initial public offering price of the Common Stock. The fair market value shall be the mean of the high and low sales prices of the Common Stock as reported on the Composite Tape for New York Stock Exchange issues for the day on which the option is granted. If there is no sale of the shares reported on such Tape on the date the option is granted, the mean of the bid and asked prices reported on such Tape at the close of the market on such date shall be deemed to be the fair market value of the shares. In the event that the Common Stock is not listed on the New York Stock Exchange or the method for determining the fair market

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     value of the shares provided for in this Paragraph 6(a) shall not for any reason be practicable, then the fair market value per share shall be determined by such other reasonable method as the Committee shall, in its discretion, select and apply at the time of grant of the option concerned.

          (b) Each option shall be exercisable during and over such period ending not later than ten years from the date it was granted, as may be determined by the Committee and stated in the option.

          (c) No option shall be exercisable prior to the expiration of the period specified by the Committee at the time of grant (the 'vesting period'), which period shall not be less than six (6) months, except as provided in Paragraphs 6(j), 9 and 12 of the Plan.

          (d) Each option shall state whether it will or will not be treated as an Incentive Stock Option.

          (e) Each option may be exercised by giving written notice to the Company specifying the number of shares to be purchased, which shall be accompanied by payment in full including applicable taxes, if any. Payment shall be (i) in cash, or (ii) in shares of Common Stock of the Company already owned by the optionee (the value of such stock shall be its fair market value on the date of exercise as determined under Paragraph 6(a), or
     (iii) by a combination of cash and shares of Common Stock of the Company. No option shall be exercised for less than the lesser of 50 shares or the full number of shares for which the option is then exercisable. No optionee shall have any rights to dividends or other rights of a shareholder with respect to shares subject to his option until he has given written notice of exercise of his option and paid in full for such shares. Payment of taxes, if any, shall be in cash at time of exercise or on the applicable tax date under Section 83 of the Code, if later, provided, however, tax withholding obligations may be met by the withholding of Common Stock otherwise deliverable to the optionee pursuant to procedures approved by the Committee. In no event shall Common Stock be delivered to any optionee until he has paid to the Company in cash the amount of tax required to be withheld by the Company or has elected to have his tax withholding obligations met by the withholding of Common Stock in accordance with the procedures approved by the Committee, except that in the case of later tax dates under Section 83 of the Code, the Company may deliver Common Stock prior to the optionee's satisfaction of tax withholding obligations if the optionee makes arrangements satisfactory to the Company that such obligations will be met on the applicable tax date.

          (f) Notwithstanding the foregoing Paragraph 6(e) of the Plan, each option granted hereunder may provide, or be amended to provide, the right either (i) to exercise such option in whole or in part without any payment of the option price, or (ii) to request the Committee to permit, in its sole discretion, such exercise without any payment of the option price. If an option is exercised without a payment of the option price, the optionee shall be entitled to receive that number of whole shares as is determined by dividing (a) an amount equal to the fair market value per share on the date of exercise as determined under Paragraph 6(a) into (b) an amount equal to the excess of the total fair market value of the shares on such date as so determined with respect to which the option is being exercised over the total cash purchase price of such shares as set forth in the option. Fractional shares will be rounded to the next lowest number and the optionee will receive cash in lieu thereof. At the sole discretion of the Committee, or as specified in the option, the settlement of all or part of an optionee's rights under this Paragraph 6(f) may be made in cash in an amount equal to the fair market value of the shares otherwise payable hereunder. The number of shares with respect to which any option is exercised under this Paragraph 6(f) shall reduce the number of shares thereafter available for exercise under the option, and such shares thereafter may not again be optioned under the Plan.

          (g) Each option may provide, or be amended to provide, that the optionee may exercise the option without payment of the option price by delivery to the Company of an exercise notice and irrevocable instructions to deliver shares of Common Stock directly to the stock broker named therein in exchange for payment of the option price and withholding taxes by such broker to the Company.

          (h) If an optionee's employment by the Company or a subsidiary terminates by reason of his retirement under a retirement plan of the Company or a subsidiary, his option may thereafter be

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     exercised whenever the vesting period has elapsed until the expiration of the stated period of the option; provided, however, that if the optionee dies after such termination of employment, any unexercised option may thereafter be immediately exercised in full by the legal representative of his estate or by the legatee of the optionee under his last will until the expiration of the stated period of the option; provided, further, that any right granted to such an optionee pursuant to Paragraph 6(f) of the Plan, shall terminate on the date of such termination of employment.

          (i) If an optionee's employment by the Company or a subsidiary terminates by reason of permanent disability, as determined by the Committee, his option may thereafter be exercised whenever the vesting period has elapsed until the expiration of the stated period of the option; provided, however, that if the optionee dies after such termination of employment, any unexercised option may thereafter be immediately exercised in full by the legal representative of his estate or by the legatee of the optionee under his last will until the expiration of the stated period of the option; provided, further, that any right granted to such an optionee pursuant to Paragraph 6(f) of the Plan, shall terminate on the date of such termination of employment.

          (j) If an optionee's employment by the Company or a subsidiary terminates by reason of his death, his option may thereafter be immediately exercised in full by the legal representative of his estate or by the legatee of the optionee under his last will until the expiration of the stated period of the option; provided, however, that any right granted to such an optionee pursuant to Paragraph 6(f) of the Plan, shall terminate on the date of his death.

          (k) Unless otherwise determined by the Committee, if an optionee's employment terminates for any reason other than death, retirement or permanent disability, his option shall thereupon terminate.

          (l) The option by its terms shall be personal and shall not be transferable by the optionee otherwise than by will or by the laws of descent and distribution. During the lifetime of an optionee, the option shall be exercisable only by him.

          (m) Notwithstanding any intent to grant Incentive Stock Options, an option granted will not be considered an Incentive Stock Option to the extent that it together with any earlier Incentive Stock Options permits the exercise for the first time in any calendar year of more than $100,000 in value of Common Stock (determined at the time of grant).

          (n) In the event any option is exercised by the executors, administrators, heirs or distributees of the estate of a deceased optionee, the Company shall be under no obligation to issue Common Stock thereunder unless and until the Company is satisfied that the person or persons exercising the option are the duly appointed legal representative of the deceased optionee's estate or the proper legatees or distributees thereof.

          (o) No incentive stock option shall be granted to an employee who owns immediately before the grant of such option, directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company. This restriction does not apply if, at the time such incentive stock option is granted, the option price is at least 110% of the fair market value of one share of Common Stock, as determined in Paragraph 6(a), on the date of grant and the incentive stock option by its terms is not exercisable after the expiration of five years from the date of grant.

7. TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS

     All awards of restricted stock under the Plan shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Committee shall determine.

          (a) Awards of restricted stock may be in addition to or in lieu of option grants.

          (b) During a period set by the Committee at the time of each award of restricted stock (the 'restriction period'), the recipient shall not be permitted to sell, transfer, pledge, or assign the shares of restricted stock.

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          (c) Shares of restricted stock shall become free of all restrictions if the recipient dies or his employment terminates by reason of permanent disability, as determined by the Committee, during the restriction period and, to the extent set by the Committee at the time of the award or later, if the recipient retires under a retirement plan of the Company or a subsidiary during such period. The Committee may require medical evidence of permanent disability, including medical examinations by physicians selected by it. If the Committee determines that any such recipient is not permanently disabled or that a retiree's restricted stock is not to become free of restrictions, the restricted stock held by either such recipient, as the case may be, shall be forfeited and revert to the Company.

          (d) Shares of restricted stock shall be forfeited and revert to the Company upon the recipient's termination of employment during the restriction period for any reason other than death, permanent disability or retirement under a retirement plan of the Company or a subsidiary except to the extent the Committee, in its sole discretion, finds that such forfeiture might not be in the best interest of the Company and, therefore, waives all or part of the application of this provision to the restricted stock held by such recipient.

          (e) Stock certificates for restricted stock shall be registered in the name of the recipient but shall be appropriately legended and returned to the Company by the recipient, together with a stock power, endorsed in blank by the recipient. The recipient shall be entitled to vote shares of restricted stock and shall be entitled to all dividends paid thereon, except that dividends paid in Common Stock or other property shall also be subject to the same restrictions.

          (f) Restricted stock shall become free of the foregoing restrictions upon expiration of the applicable restriction period and the Company shall deliver Common Stock certificates evidencing such stock.

          (g) Recipients of restricted stock shall be required to pay taxes to the Company upon the expiration of restriction periods or such earlier dates as elected pursuant to Section 83 of the Code; provided, however, tax withholding obligations may be met by the withholding of Common Stock otherwise deliverable to the recipient pursuant to procedures approved by the Committee. In no event shall Common Stock be delivered to any awardee until he has paid to the Company in cash the amount of tax required to be withheld by the Company or has elected to have his withholding obligations met by the withholding of Common Stock in accordance with the procedures approved by the Committee.

8. BONUSES PAYABLE IN STOCK

     In lieu of cash bonuses otherwise payable under the Company's compensation practices to employees eligible to participate in the Plan, the Committee, in its sole discretion, may determine that such bonuses shall be payable in stock or partly in stock and partly in cash. Such bonuses shall be in consideration of services previously performed and shall consist of shares of Common Stock free of any restrictions imposed by the Plan. The number of shares of Common Stock payable in lieu of an amount of each bonus otherwise payable shall be determined by dividing such amount by the fair market value of one share of Common Stock on the date the bonus is payable, with the fair market value determined in accordance with Paragraph 6(a). The Company shall withhold from any such bonus an amount of cash sufficient to meet its tax withholding obligations.

9. LIMITED RIGHTS

     Any option granted under the Plan may, at the discretion of the Committee, contain provisions for limited rights, as described herein. A limited right shall be exercisable upon the occurrence of an event specified in the option as an exercise event, and shall expire thirty (30) days after the occurrence of such event. Exercise events may include, at the discretion of the Committee and as specified in the option, consummation of a tender or exchange offer for at least 20% of the Company's Common Stock outstanding at the commencement of such offer or a proxy contest the result of which is the replacement of a majority of the members of the Company's Board of Directors, or consummation of a merger or reorganization of the Company in which the Company does not survive or in which the

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shareholders of the Company receive stock or securities of another corporation or cash, or a liquidation or dissolution of the Company or other similar events. Limited rights shall permit optionees to receive in cash either (i) the highest market price per share for each share covered by an option, without regard to the date on which the option otherwise would be exercisable, which the Company's Common Stock traded on the New York Stock Exchange for the sixty days immediately preceding the exercise event or (ii) if provided by the Committee in its discretion at the time of grant, the highest market price per share for each share covered by the option which the Company's Common Stock traded on the New York Stock Exchange on the date of exercise, less the option price per share specified in the option. In the event the exercise event is consummation of a tender or exchange offer, the value per share set by the tenderor or offeror shall be substituted for the highest market price per share provided in clause
(i) in the preceding sentence. Limited rights shall not extend the exercise period of any option and, to the extent exercised, shall reduce the shares of Company Common Stock available under the Plan and the shares of such Stock covered by the options to which the limited rights relate.

10. TRANSFER, LEAVE OF ABSENCE, ETC.

     For the purpose of the Plan: (a) a transfer of an employee from the Company to a subsidiary, or vice versa, or from one subsidiary to another, and (b) a leave of absence, duly authorized in writing by the Company, shall not be deemed a termination of employment.

11. RIGHTS OF EMPLOYEES

          (a) No person shall have any rights or claims under the Plan except in accordance with the provisions of the Plan.

          (b) Nothing contained in the Plan shall be deemed to give any employee the right to be retained in the service of the Company or its subsidiaries.

12. CHANGES IN CAPITAL

     Upon changes in the Common Stock by a stock dividend, extraordinary dividend payable in cash or property, stock split, reverse split, subdivision, recapitalization, merger, consolidation (whether or not the Company is a surviving corporation), combination or exchange of shares, separation, reorganization or liquidation, the number and class of shares available under the Plan as to which stock options and restricted stock may be awarded, the number and class of shares under each option and the option price per share shall be correspondingly adjusted by the Committee, such adjustments to be made in the case of outstanding options without change in the total price applicable to such options; provided, however, no such adjustments shall be made in the case of stock dividends aggregating in any fiscal year of the Company not more than 10% of the Common Stock issued and outstanding at the beginning of such year or in the case of one or more splits, subdivisions or combinations of the Common Stock during any fiscal year of the Company resulting in an increase or decrease of not more than 10% of the Common Stock issued and outstanding at the beginning of such year.

     In the event of a 'Change of Control of the Company' or a 'Change in Control of Union Camp' (as hereinafter defined) (i) all restrictions on restricted stock previously awarded to recipients under the Plan shall lapse and
(ii) all stock options and stock appreciation rights which are outstanding shall become immediately exercisable in full without regard to any limitations of time or amount otherwise contained in the Plan, the options or the rights. Further, in the event of a Change in Control of the Company, the Committee may determine that the options shall be adjusted and make such adjustments by substituting for Common Stock subject to options, stock or other securities of any successor corporation to the Company that may be issuable by another corporation that is a party to such Change in Control of the Company if such stock or other securities are publicly traded or, if such stock or other securities are not publicly traded, by substituting stock or other securities of a parent or affiliate of such corporation if the stock or other securities of such parent or affiliate are publicly traded, in which event the aggregate option price shall remain the same and the amount of shares or other securities subject to option shall be the amount of shares or other securities which could have been purchased on the day of the Change in Control of the Company with the proceeds which would have been received by the optionee if the option had been exercised in full prior to such Change in Control of the Company and the optionee had exchanged all of such shares in the Change in Control transaction. No optionee shall have any right to prevent the consummation of any of the foregoing acts affecting the number of shares available to the optionee.

     For purposes of the foregoing, 'Union Camp' shall mean Union Camp Corporation, a Virginia corporation and a Change in Control of the Company or Union Camp shall include either a 'Change in Control of the Company' or a 'Change in Control of Union Camp' (as each is hereafter defined) or both.

          I. For purposes of the foregoing, a 'Change in Control of the Company' shall be deemed to have occurred upon the occurrence of one of the following events:

             (a) 'any person,' as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the 'Exchange Act') (other than the Company, any employee benefit plan sponsored by the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, or Union Camp or any subsidiary of Union Camp in which Union Camp's ownership is greater than 50% of the combined voting power of such subsidiary's then outstanding securities eligible to vote for the election of its board of directors (a 'Union Camp Subsidiary')), is or becomes (other than pursuant to a transaction which is deemed to be a 'Non-Qualifying Transaction' under Subsection 12.I.(c)) the 'beneficial owner' (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities eligible to vote for the election of the Board of Directors of the Company (the 'Company Voting Securities');

             (b) individuals who, on December 1, 1996, constitute the Board of Directors of the Company (the 'Incumbent Directors') cease for any reason to constitute at least a majority of the Board of Directors of the Company, provided that any person becoming a director subsequent to December 1, 1996, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board of Directors of the Company (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors (including without limitation in order to settle any such contest) or any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board of Directors of the Company shall be an Incumbent Director;

             (c) the stockholders of the Company approve a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its subsidiaries that requires such approval, whether for such transaction or the issuance of securities in the transaction (a 'Business Combination'), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (x) the corporation resulting from such Business Combination (the 'Surviving Corporation'), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the 'Parent Corporation'), will be represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, shares into which such Company Voting Securities were converted pursuant to such Business Combination), (ii) no person (other than Union Camp, any Union Camp Subsidiary, any employee benefit plan sponsored or maintained by the Surviving Corporation or the Parent Corporation) will be or becomes the beneficial owner, directly or indirectly, of 25 % or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (iii) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent

        Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the approval of the Board of Directors of the Company of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in
        (i), (ii) and (iii) above shall be deemed to be a 'Non-Qualifying Transaction'); or

             (d) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

          II. For purposes of the foregoing, a 'Change in Control of Union Camp' shall be deemed to have occurred upon the occurrence of one of the following events when, immediately prior thereto, Union Camp is the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company Voting
     Securities:

             (a) any person (other than Union Camp, any employee benefit plan sponsored by Union Camp, any trustee or other fiduciary holding securities under an employee benefit plan of Union Camp, or any corporation owned, directly or indirectly, by the stockholders of Union Camp in substantially the same proportions as their ownership of stock of Union Camp), is or becomes (other than pursuant to a transaction which is deemed to be a UC-Involved Non-Qualifying Transaction under Subsection 12. II.(c)) the beneficial owner, directly or indirectly, of securities of Union Camp representing 50% or more of the combined voting power of Union Camp's then outstanding securities eligible to vote for the election of the Board of Directors of Union Camp (the 'UC Voting Securities');

             (b) individuals who, on October 29, 1996, constitute the Board of Directors of Union Camp (the 'Incumbent UC Directors') cease for any reason to constitute at least a majority of the Board of Directors of Union Camp, provided that any person becoming a director subsequent to October 29, 1996, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent UC Directors then on the Board of Directors of Union Camp (either by a specific vote or by approval of the proxy statement of Union Camp in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent UC Director; provided, however, that no individual initially elected or nominated as a director of Union Camp as a result of an actual or threatened election contest with respect to directors (including without limitation in order to settle any such contest) or any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board of Directors of Union Camp shall be an incumbent UC Director;

             (c) the stockholders of Union Camp approve a merger, consolidation, statutory share exchange or similar form of corporate transaction involving Union Camp or any of its subsidiaries that requires such approval, whether for such transaction or the issuance of securities in the transaction (a 'UC-Involved Business Combination'), unless immediately following such UC-Involved Business Combination: (i) more than 50% of the total voting power of (x) the corporation resulting from such UC-Involved Business Combination (the 'UC-Involved Surviving Corporation'), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the UC-Involved Surviving Corporation (the 'UC-Involved Parent Corporation'), will be represented by UC Voting Securities that were outstanding immediately prior to such UC-Involved Business Combination (or, if applicable, shares into which such UC Voting Securities were converted pursuant to such UC-Involved Business Combination), (ii) no person (other than any employee benefit plan sponsored or maintained by the UC-Involved Surviving Corporation or the UC-Involved Parent Corporation) will be or becomes the beneficial owner, directly or indirectly, of 25% or more of the total voting power of the outstanding voting securities eligible to elect directors of the UC-Involved Parent Corporation (or, if there is no UC-Involved Parent Corporation, the UC-Involved Surviving Corporation) and (iii) at least a majority of the members of the board of directors of the UC-Involved Parent Corporation (or, if there is no UC-Involved Parent Corporation, the UC-Involved Surviving Corporation) following the consummation of the UC-Involved Business Combina-tion were Incumbent UC Directors at the time of the Board of Directors of Union Camp's approval of the execution of the initial agreement providing for such UC-Involved Business Combination (any UC-Involved Business Combination which satisfies all of the criteria specified in
        (i), (ii) and (iii) above shall be deemed to be a 'UC-Involved Non-Qualifying Transaction'); or

             (d) the stockholders of Union Camp approve a plan of complete liquidation or dissolution of Union Camp or an agreement for the sale or disposition by Union Camp of all or substantially all of Union Camp's assets.

     Anything contained herein to the contrary notwithstanding, a Change in Control of the Company or Union Camp shall be deemed not to have occurred with respect to any optionee who participates as an investor in the acquiring entity (which shall include the Parent Corporation or the UC-Involved Parent Corporation, when and as applicable) in any such Change in Control transaction unless such acquiring entity is a publicly-traded corporation and the optionee's interest in such acquiring entity immediately prior to the acquisition constitutes less than one percent (1%) of both (1) the combined voting power of such entity's outstanding securities and (2) the aggregate fair market value of such entity's outstanding equity securities. For this purpose the optionee's interest in any equity securities shall include any such interest of which such optionee is a beneficial owner.

13. USE OF PROCEEDS

     Proceeds from the sale of shares pursuant to options granted under this Plan shall constitute general funds of the Company.

14. AMENDMENTS

     The Board of Directors may amend, alter or discontinue the Plan, including without limitation any amendment considered to be advisable by reason of changes to the United States Internal Revenue Code, but no amendment, alteration or discontinuation shall be made which would impair the rights of any holder of an award of restricted stock or option or stock bonus theretofore granted, without his consent, or which, without the approval of the shareholders, would:

          (a) Except as is provided in Paragraph 12 of the Plan, increase the total number of shares reserved for the purpose of the Plan.

          (b) Except as is provided in Paragraphs 6(f) and 12 of the Plan, decrease the option price of an option to less than 100% of the fair market value on the date of the granting of the option.

          (c) change the class of persons eligible to receive an award of restricted stock or options under the Plan; or

          (d) Extend the duration of the Plan.

     The Committee may amend the terms of any award of restricted stock or option theretofore granted, retroactively or prospectively, but no such amendment shall impair the rights of any holder without his consent.

15. MISCELLANEOUS PROVISIONS

     (a) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of shares upon exercise of any option under the Plan.

     (b) It is understood that the Committee may, at any time and from time to time after the granting of an option or the award of restricted stock or bonuses payable in Common Stock hereunder, specify such additional terms, conditions and restrictions with respect to such option or stock as may be deemed necessary or appropriate to ensure compliance with any and all applicable laws, including, but not limited to, terms, restrictions and conditions for compliance with federal and state securities laws and methods of withholding or providing for the payment of required taxes.

     (c) If at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of shares of Common Stock upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares of Common Stock hereunder, no option or stock appreciation right may be exercised or restricted stock or stock bonus may be transferred in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee.

     (d) The Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

16. LIMITS OF LIABILITY

     (a) Any liability of the Company or a subsidiary of the Company to any Participant with respect to an option or stock or other award shall be based solely upon contractual obligations created by the Plan and the Agreement.

     (b) Neither the Company nor a subsidiary of the Company, nor any member of the Committee or the Board, nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken or not taken in connection with the Plan, except as may expressly be provided by statute.

Amended January 2, 1997

                                                                       EXHIBIT B

                             BUSH BOAKE ALLEN INC.
                          DIRECTORS' STOCK OPTION PLAN

1. PURPOSE

     The purpose of the Bush Boake Allen Inc. Directors' Stock Option Plan (the 'Plan') is to encourage directors who are not employees of Bush Boake Allen Inc. (the 'Company') or Union Camp Corporation to acquire a proprietary interest in the future of the Company through the ownership of the $1.00 par value common stock of the Company ('Common Stock'). It is also expected that the Plan will encourage qualified persons to serve as directors of the Company.

2. ADMINISTRATION OF THE PLAN

     The Plan shall be administered by the Board of Directors of the Company (the 'Board'). In administering the Plan, the Board may adopt rules and regulations for carrying out the Plan. The interpretation and decision with regard to any question arising under the Plan made by the Board shall be final and conclusive on all directors participating or eligible to participate in the Plan.

3. SHARES OF STOCK SUBJECT TO THE PLAN

     The total number of shares that may be issued pursuant to options granted under the Plan is 100,000 shares of Common Stock, subject to adjustment as provided in Paragraph 7. Any shares subject to an option which for any reason expires or is terminated unexercised may again be subject to an option under the Plan.

4. ELIGIBILITY

     Directors who are not employees of the Company or Union Camp Corporation or any of its subsidiaries are eligible to be granted options under the Plan. The directors who shall receive options under the Plan shall be selected from time to time by the Board and the Board shall determine the number of shares to be covered by the option granted to each such director.

5. DURATION OF THE PLAN

     The Plan shall become effective as of February 17, 1998, subject to its approval by the stockholders of the Company. The Plan shall terminate upon the earliest of the following to occur: (a) the adoption of a resolution by the Board terminating the Plan, provided, however, options then outstanding shall extend beyond such termination date; or (b) the date all shares of Common Stock subject to options are purchased or all unexercised options have expired.

6. TERMS AND CONDITIONS OF STOCK OPTIONS

     All options granted under this Plan shall be evidenced by an agreement between the Company and the optionee and shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and such other terms and conditions not inconsistent therewith as the Board shall determine.

          (a) The option price per share shall be determined by the Board, but shall not be less than 100% of the fair market value of a share of Common Stock on the date the option is granted. The fair market value shall be the mean of the high and low sales prices for the Common Stock as reported on the Composite Tape for New York Stock Exchange issues for the day on which the option is granted. If there is no sale of the shares on such Exchange on the date the option is granted, the mean of the bid and asked prices on such Exchange at the close of the market on such date shall be deemed to be the fair market value of the Common Stock. In the event that the method for determining the fair market value of the Common Stock provided for in this Paragraph

     6(a) shall not be practicable, then the fair market value per share shall be determined by such other reasonable method as the Board shall, in its discretion, select and apply at the time of grant of the option concerned.

          (b) Each option shall be exercisable during and over such period ending not later than ten years from the date it was granted, as may be determined by the Board and stated in the option grant agreement.

          (c) Options shall be immediately exercisable.

          (d) Each option may be exercised by giving written notice to the Company specifying the number of shares to be purchased, which shall be accompanied by payment in full including applicable taxes, if any. Payment shall be (i) in cash, or (ii) in shares of Common Stock already owned by the optionee (the value of such Common Stock shall be its fair market value on the date of exercise as determined under Paragraph 6(a)), or (iii) by a combination of cash and shares of Common Stock. No option shall be exercised for less than the lesser of 50 shares or the full number of shares for which the option is then exercisable. No optionee shall have any rights to dividends or other rights of a shareholder with respect to shares of Common Stock subject to his option until he has given written notice of exercise of his option and paid in full for such shares.

          (e) Each option may provide, or be amended to provide, that the optionee may exercise the option without payment of the option price by delivery to the Company of an exercise notice and irrevocable instructions to deliver shares of Common Stock directly to the brokerage firm named therein in exchange for payment of the option price by such brokerage firm to the Company.

          (f) Upon an optionee's death, his option may thereafter be immediately exercised by the legal representative of his estate or by the legatee of the optionee under his last will until the expiration of the option.

          (g) Except as otherwise provided in this paragraph (g) of Section 6, the option by its terms shall be personal and shall not be transferable by the optionee otherwise than by will or by the laws of descent and distribution. During the lifetime of an optionee, the option shall be exercisable only by him. The Board may, in its discretion, authorize any option to be on terms which permit transfer of all or a portion of such option to members of the optionee's immediate family or a trust or partnership, or similar vehicle, established solely for the benefit of, or the partners or members of which are solely, such family members, provided that the option grant agreement expressly permits such transferability and any transfer of such option shall be in accordance with any other terms, conditions, rules and limitations prescribed by the Board and/or set forth in the applicable option grant agreement. Following the valid transfer of any such option, the transferred option shall continue to be subject to the same terms and conditions as were applicable to such option immediately prior to such transfer, provided that the transferee of such option shall be treated under the Plan and the applicable agreement as the optionee.

7. CHANGES IN CAPITAL/CHANGE IN CONTROL

     Upon changes in the Common Stock by a stock dividend, stock split, reverse split, subdivision, recapitalization, merger, consolidation (whether or not the Company is a surviving corporation) combination or exchange of shares, separation, reorganization or liquidation, the number and class of shares available under the Plan as to which options may be granted, the number and class of shares under each option and the option price per share shall be correspondingly adjusted by the Board, such adjustments to be made in the case of outstanding options without change in the total price applicable to such options; provided, however, no such adjustments shall be made in the case of stock dividends aggregating in any fiscal year of the Company not more than 10% of the Common Stock issued and outstanding at the beginning of such year or in the case of one or more splits, subdivisions or combinations of the Common Stock during any fiscal year of the Company resulting in an increase or decrease of not more than 10% of the Common Stock issued and outstanding at the beginning of such year.

8. USE OF PROCEEDS

     Proceeds from the sale of shares pursuant to options granted under this Plan shall constitute general funds of the Company.

9. AMENDMENTS

     The Board may amend, alter or discontinue the Plan, including without limitation any amendment considered to be advisable by reason of changes to the Internal Revenue Code, but no amendment, alteration or discontinuation shall be made which would impair the rights of any holder of an option theretofore granted, without his consent, or which, without the approval of the shareholders, would:

          (a) Except as is provided in Paragraph 7 of the Plan, increase the total number of shares reserved for the purpose of the Plan.

          (b) Decrease the option price to less than 100% of the fair market value of a share of Common Stock on the date of the granting of the option.

     The Board may amend the terms of any option heretofore granted, retroactively or prospectively, but no such amendment shall impair the rights of any holder without his consent.

10. GOVERNING LAW

     The Plan shall be governed by and construed in accordance with the laws of the State of New Jersey.

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

                               APPENDIX 1
                               PROXY CARD


      The Board of Directors recommends a vote "FOR" Items 1, 2, 3 and 4.

(1) Election of Directors   FOR all nominees        WITHHOLD AUTHORITY to vote
                            listed below      [X]   for all nominees listed below  [X]   *EXCEPTIONS  [X]

Nominees: P.L. Acton, J.W. Boyden, T.R. Crane, Jr., L.R. Pfund, J.M. Reed, G.J. Sella, Jr., W.H. Trice

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)
*Exceptions____________________________________________________________________

(2) Ratification of appointment of independent accountants.

        FOR  [X]            AGAINST  [X]           ABSTAIN  [X]

(3) Approval of BBA 1994 Stock Option Plan.

        FOR  [X]            AGAINST  [X]           ABSTAIN  [X]

(4) Approval of Directors' Stock Option Plan.

        FOR  [X]            AGAINST  [X]           ABSTAIN  [X]

                                          Change of Address and
                                          or Comments Mark Here  [X]

                              Please sign exactly as your names appear. If
                              Executor, Trustee, etc., give full title. If stock is registered in two names, both should sign.

                              Dated: ______________________________, 1998

                              ___________________________________________
                                              Signature(s)
                              ___________________________________________
                                              Signature(s)

                              Votes MUST be indicated   [X]
                              (X) in Black or Blue ink.

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed
Envelope.


[LOGO]                       BUSH BOAKE ALLEN INC.

                   Proxy Solicited by the Board of Directors for
                    Annual Meeting of Stockholders May 6, 1998

    The undersigned hereby appoints JULIAN W. BOYDEN, FRED W. BROWN, JR. and DENNIS M. MEANY, and each of them, proxies, with power of substitution and revocation, to vote all Common Stock of BUSH BOAKE ALLEN INC. standing in the name of the undersigned at the annual meeting of stockholders of said corporation at the Woodcliff Lake Hilton, 200 Tice Boulevard, Woodcliff Lake, N.J. on Wednesday, May 6, 1998 at 11:00 A.M., and any and all adjournments thereof, with all the powers which the undersigned would possess if personally present, upon and in respect of the following matters and in their discretion for the transaction of such other business as may properly come before the meeting; all as set forth in the Proxy Statement dated March 22, 1998.

    Shares represented by this proxy will be voted as instructed on the reverse side. In the absence of any instructions, such shares will be voted for the election of the nominees as directors and for the ratification of independent accountants, all as referred to on the reverse side.

(Continued, and to be SIGNED on the reverse side.)

                                      BUSH BOAKE ALLEN INC.
                                      P.O. BOX 11330
                                      NEW YORK, N.Y. 10203-0330